UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2026

Global Industrial Company
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-13792	11-3262067
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Harbor Park Drive, Port Washington, New York		11050
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (516) 608-7000

N.A.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions ( see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($.01 par value)	GIC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
(a) Global Industrial Company (the "Company") held its 2026 Annual Meeting of Stockholders (the "Annual Meeting") on June 1, 2026.

(b) At the Annual Meeting, the Company’s stockholders voted on the following matters:

1.To elect eight directors to serve until the next annual meeting of stockholders or until their successors are duly elected and qualify;
2.To ratify the appointment of Ernst & Young LLP as the Company's independent auditor for fiscal year 2026;
3.Advisory (non-binding) vote to approve the compensation of the Company's named executive officers; and
4.To approve the Company's Amended and Restated 2018 Employee Stock Purchase Plan.

The following are the final voting results for each of the matters voted upon at the Annual Meeting:

1. Election of Directors.

Name	For	Withheld	Broker Non-Votes
Richard B. Leeds	29,030,911	6,185,631	1,269,589
Bruce Leeds	29,046,618	6,169,924	1,269,589
Robert Leeds	29,046,589	6,169,953	1,269,589
Anesa T. Chaibi	29,214,757	6,001,785	1,269,589
Chad M. Lindbloom	34,752,395	464,147	1,269,589
Gary S. Michel	34,920,386	296,156	1,269,589
Paul S. Pearlman	34,188,045	1,028,497	1,269,589
Robert D. Rosenthal	34,397,437	819,105	1,269,589

2. Ratification of the appointment of Ernst & Young LLP as the Company's independent auditor for fiscal year 2026.

For	Against	Abstain	Broker Non-Votes
36,323,196	141,794	21,141	0

3. An advisory (non-binding) vote on the compensation of the Company's named executive officers.

For	Against	Abstain	Broker Non-Votes
34,706,219	502,371	7,952	1,269,589

4. Approval of the Company's Amended and Restated 2018 Employee Stock Purchase Plan.

For	Against	Abstain	Broker Non-Votes
35,192,610	21,112	2,820	1,269,589

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL INDUSTRIAL COMPANY

Date: June 3, 2026

	By:	/s/ Thomas Axmacher
Name: Thomas Axmacher
Title: Vice President & Controller